                                                                    EXHIBIT 10.4

                                 PROMISSORY NOTE


$50,000.00                                                        April 25, 2001
                                                              Irvine, California


        WHEREAS, Endocare, Inc. loaned Paul Mikus (Maker) $50,000.00 in order for Maker to exercise and obtain proceeds from his Endocare, Inc. stock options.

        WHEREAS, Endocare, Inc. seeks to regain the capital costs and accrued interest associated with loaning the $50,000 within a two-year period.

        FOR VALUE RECEIVED, the undersigned Maker promises to pay to the order of Endocare Inc. (the "Company"), at its principal offices at 7 Studebaker, Irvine, California 92618, the principal sum of Fifty Thousand and Zero Cents ($50,000.00), together with accrued interest thereon, upon the terms and conditions specified below. . This Note represents a full recourse obligation of the Maker.

        1. Principal. The entire principal balance of this Note shall become due and payable in one lump sum on April 25, 2003.

        2. Interest. Interest shall accrue on the unpaid balance from time to time outstanding under this Note at the rate of 12.00% per annum, compounded semi-annually. All accrued interest shall become due and payable in one lump sum on the date the principal balance of this Note becomes due.

        3. Application of Payment. Payment shall be made in lawful tender of the United States and shall be applied first to the payment of all accrued and unpaid interest and then to the payment of principal. Prepayment of the principal balance of this Note, together with all accrued and unpaid interest, may be made in whole or in part at any time without penalty.

        4. Events of Acceleration. The entire unpaid principal sum of this Note, together with all accrued and unpaid interest, shall become immediately due and payable upon one or more of the following events:

        A.      the date the Maker ceases employment with the Company; or

        B. the insolvency of the Maker, the commission of any act of bankruptcy by the Maker, the execution by the Maker of a general assignment for the benefit of creditors, the filing by or against the Maker of any petition in bankruptcy or any petition for relief under the provisions of the federal bankruptcy act or any other state or federal law for the relief of debtors and the continuation of such petition without dismissal for a period of thirty (30) days or more, the appointment of a receiver or trustee to take possession of any property or assets of the Maker, or the attachment of or execution against any property or assets of the Maker.

        5. Employment Requirement. For purposes of applying the provisions of this Note, the Maker shall be considered to remain in the employ of the Company for so long as the Maker renders services as a full-time employee of the Company or one or more of its 50%-or-more owned (directly or indirectly) subsidiaries.

        6. Collection. If action is instituted to collect this Note, the Maker promises to pay all costs and expenses (including reasonable attorney fees) incurred in connection with such action.

        7. Waiver. No previous waiver and no failure or delay by the Company in acting with respect to the terms of this Note shall constitute a waiver of any breach, default, or failure of condition under this Note. A waiver of any term of this Note must be made in writing and shall be limited to the express terms of such waiver. The Maker hereby waives presentment; demand; notice of dishonor; notice of default or delinquency; notice of acceleration; notice of protest and nonpayment; notice of costs, expenses or losses and interest thereon; notice of interest on interest; and diligence in taking any action to collect any sums owing under this Note or in proceeding against any of the rights or interests in or to properties securing payment of this Note.

        8. Conflicting Agreements. In the event of any inconsistencies between the terms of this Note and the terms of any other document related to the loan evidenced by the Note, the terms of this Note shall prevail.

        9. Governing Law. This Note shall be construed in accordance with the laws of the State of California.





   /s/
---------------------------------------
MAKER: Paul W. Mikus

                              SANARUS MEDICAL, INC.





                             -----------------------

                       NOTE AND WARRANT PURCHASE AGREEMENT

                             -----------------------

                              SANARUS MEDICAL, INC.

                       NOTE AND WARRANT PURCHASE AGREEMENT

        THIS NOTE AND WARRANT PURCHASE AGREEMENT is made as of the 20th day of April, 2001 (the "EFFECTIVE DATE") by and among SANARUS MEDICAL, INC., a Delaware corporation (the "COMPANY"), and the persons and entities named on the Schedule of Purchasers attached hereto (individually, a "PURCHASER" and collectively, the "PURCHASERS").

        WHEREAS, the Company desires to borrow up to $850,000 from certain Purchasers in exchange for the issuance of convertible promissory notes and warrants, as described herein (the "Bridge Loan"), and the Purchasers desire to lend such amount to the Company on the terms and conditions set forth in this Agreement;

        WHEREAS, the Company plans to borrow an initial $500,000 at a first closing from certain Purchasers (the "INITIAL PURCHASERS"), and will offer to its eligible holders of Preferred Stock the right to participate in the Bridge Loan, as required by the Right of First Refusal contained in those certain Series A Preferred Stock Purchase Agreements (the "PURCHASE AGREEMENTS") between the Company and such holders of Preferred Stock, and the Initial Purchasers have agreed to proportionately reduce their participation in the Bridge Loan, such that the total subscriptions to participate in the Bridge Loan do not exceed $850,000;

        NOW, THEREFORE, the parties hereby agree as follows:

1.      AMOUNT AND TERMS OF THE LOAN; ISSUANCE OF WARRANTS

        1.1 THE LOAN. Subject to the terms of this Agreement, each Purchaser agrees to lend to the Company up to $850,000 (the "LOAN AMOUNT"), in the amounts set forth opposite each such Purchaser's name on the Schedule of Purchasers (each, an "INDIVIDUAL LOAN AMOUNT") against the issuance and delivery by the Company of a convertible promissory note for the Individual Loan Amount in substantially the form attached hereto as Exhibit A (each, a "NOTE" and collectively, the "NOTES"). Each Note shall automatically be converted into Series B Preferred Stock as provided in such Note upon the closing of the Company's proposed sale of Series B Preferred Stock (the "FINANCING") or shall otherwise be repaid as provided herein. The Loan Amounts are hereinafter referred to collectively as the "LOAN."

        1.2 ISSUANCE OF WARRANTS. Each Purchaser will have the right to purchase a warrant to purchase the number of shares of Series B Preferred Stock equal to the quotient of (A) 25% percent multiplied by the outstanding principal balance of such Purchaser's Individual Loan Amount, divided by (B) the per share price of the Series B Preferred Stock sold in the Financing, subject to adjustment as provided in the warrant. In the event that the Company is required to reduce the Individual Loan Amounts to the Initial Purchasers, as required under Section 5.1, such Initial Purchasers shall surrender such Warrants and the Company shall promptly issue new Warrants to the Initial Purchasers under this section using the reduced Individual Loan Amount. In the event the Financing has not occurred on or before the date six (6) months from the Effective Date, the Purchaser's warrant shall be converted into a warrant to purchase the number of shares of Series A Preferred Stock equal to the quotient of (C) 25% percent multiplied by the outstanding principal balance of such Purchaser's Individual Loan Amount, divided by (D) $1.50, subject to adjustment as provided in-the warrant. The issuance of shares of Series A Preferred Stock pursuant to such warrant shall be conditioned on the Company's ability to obtain the necessary stockholder approval to amend the Company's Certificate of Incorporation to authorize such additional number of shares of Series A Preferred Stock as may be necessary for conversion of the warrant. If a Financing has not occurred on or before the date six months following the Effective Date or if, at any time before such date, the Company has reason to believe such Financing is not likely occur, the Company shall immediately use its reasonable best efforts to promptly obtain such stockholder approval and shall execute and deliver such documents and instruments, and do such acts and things necessary in order to promptly effect such amendment to the Certificate of Incorporation.

        The warrants shall be in substantially the form attached hereto as Exhibit B (each, a "WARRANT" and collectively the "WARRANTS"). Prior to issuance of the Warrants, if any, each Purchaser hereby agrees to pay to the Company the Aggregate Warrant Purchase Price as set forth opposite such Purchaser's name on the Schedule of Purchasers.

               (a) The Company and the Purchasers, having adverse interests and as a result of arm's length bargaining, agree that:

                   (i) Neither the Purchaser nor any affiliated company has rendered any services to the Company in connection with this Agreement;

                   (ii)   The Warrants are not being issued as compensation;

                   (iii) The aggregate fair market value of the Notes, if issued apart from the Warrants, is $850,000.00, and the aggregate fair market value of the Warrants, if issued apart from the Notes, is $850.00; and

                   (iv) All tax returns and other information return of each party relative to this Agreement and the Notes and Warrants issued pursuant hereto shall consistently reflect the matters agreed to in (i) through (iii) above.

2.      THE CLOSING

        2.1 CLOSING DATE. The closing of the purchase and sale of the Notes and Warrants (the "INITIAL CLOSING") shall be held on the Effective Date, or at such other time as the Company and the Purchasers shall agree (the "INITIAL CLOSING DATE").

        2.2 SUBSEQUENT CLOSINGS. At any time on or before the 90th day following the Initial Closing, the Company may issue and deliver Notes representing the balance of the Loan Amount not issued at the Initial Closing (the "ADDITIONAL PURCHASERS"). All such issuances made at any additional closings (each a "SUBSEQUENT CLOSING" and together with the Initial Closing, the "CLOSING"), (i) shall be made on the terms and conditions set forth in this Agreement, (ii) the representations and warranties of the Company set forth in Section 3 hereof shall speak as of the Subsequent Closings and the Company shall have no obligation to update any such disclosure, and (iii) the representations and warranties of the Additional Purchasers in Section 4 shall speak as of such Subsequent Closings. This Agreement, including without limitation, the Schedule of Purchasers, may be amended by the Company without the consent of the Purchasers to include any Additional Purchasers. Any Notes issued and delivered pursuant to this Section 2.2 shall be deemed to be "Notes" for all purposes under this Agreement and any Additional Purchasers thereof shall be deemed to be "Purchasers" for all purposes under this Agreement.

        2.3 DELIVERY. At the Closing (i) each Purchaser will deliver to the Company a check or wire transfer funds in the amount of such Purchaser's Loan Amount plus the Aggregate Warrant Purchase Price as indicated on the Schedule of Purchasers; (ii) the Company shall issue and deliver to each Purchaser a Note in favor of such Purchaser payable in the principal amount of such Purchaser's Loan Amount; and (iii) the Company shall issue and deliver to each Purchaser a Warrant having the terms and conditions described above.

3.      REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

        The Company hereby represents and warrants to each Purchaser as follows:

        3.1 CORPORATE POWER. The Company will have at the Closing Date all requisite corporate power to execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement.

        3.2 AUTHORIZATION. All corporate action on the part of the Company, its directors and its shareholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company and the performance of the Company's obligations hereunder, including the issuance and delivery of the Notes and Warrants and the reservation of the equity securities issuable upon exercise of the Warrants or conversion of the Notes has been taken or will be taken prior to the issuance of such equity securities. This Agreement, the Notes and the Warrants, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws. The Preferred Stock or other equity securities of the Company, when issued in compliance with the provisions of this Agreement, the Notes or the Warrants, will be validly issued, fully paid and nonassessable and free of any liens or encumbrances.

        3.3 GOVERNMENTAL CONSENTS. All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority, required on the part of the Company in connection with the valid execution and delivery of this Agreement, the offer, sale or issuance of the Notes, the Warrants and the equity securities issuable upon exercise of the Warrants, conversion of the Note or the consummation of any other transaction contemplated hereby shall have been obtained and will be effective at the Closing or, in respect of the Warrants, prior to the issuance of the Warrants, except for notices required or permitted to be filed with certain state and federal securities commissions, which notices will be filed on a timely basis.

        3.4 OFFERING. Assuming the accuracy of the representations and warranties of the Purchasers contained in Section 4 hereof, the offer, issue, and sale of the Notes and Warrants are and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "1933 ACT"), and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

4.      REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

        4.1 PURCHASE FOR OWN ACCOUNT. Each Purchaser represents that it is acquiring the Notes, the equity securities issuable upon conversion of the Notes, the Warrants and the equity securities issuable upon exercise of the Warrants (collectively, the "SECURITIES") solely for its own account and beneficial interest for investment and not for sale or with a view to distribution of the Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

        4.2 INFORMATION AND SOPHISTICATION. Without lessening or obviating the representations and warranties of the Company set forth in Section 3, each Purchaser hereby: (i) acknowledges that it has received all the information it has requested from the Company and it considers necessary or appropriate for deciding whether to acquire the Securities, (ii) represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain any additional information necessary to verify the accuracy of the information given the Purchaser and (iii) further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment.

        4.3 ABILITY TO BEAR ECONOMIC RISK. Each Purchaser acknowledges that investment in the Securities involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

        4.4 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, each Purchaser further agrees not to make any disposition of all or any portion of the Securities unless and until:

            (a) There is then in effect a Registration Statement under the 1933 Act covering such :proposed disposition and such disposition is made in accordance with such Registration Statement; or

            (b) The Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, such

Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the 1933 Act or any applicable state securities laws, provided that no such opinion shall be required for dispositions in compliance with Rule 144, except in extraordinary circumstances.

            (c) Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by such Purchaser to a shareholder or partner (or retired partner) of such Purchaser, or transfers by gift, will or intestate succession to any spouse or lineal descendants or ancestors, if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were Purchasers hereunder.

        4.5 ACCREDITED INVESTOR STATUS. Each Purchaser is an "ACCREDITED INVESTOR" as such term is defined in Rule 501 under the Securities Act.

        4.6 FURTHER ASSURANCES. Each Purchaser agrees and covenants that at any time and from time to time it will promptly execute and deliver to the Company such further instruments and documents and take such further action as the Company may reasonably require in order to carry out the full intent and purpose of this Agreement.

5.      ADDITIONAL COVENANTS OF THE COMPANY AND INITIAL PURCHASERS.

        5.1 SUBSEQUENT OFFERINGS. Within sixty (60) days following the Initial Closing, the Company shall offer to its eligible holders of Series A Preferred Stock the right to participate in the Bridge Loan, on a pro rata basis, as provided by the Right of First Refusal described in the Purchase Agreements. To the extent that such stockholders have subscribed to purchase convertible promissory notes in excess of the remaining and available $350,000, the Company shall proportionately reduce the "Individual Loan Amount" loaned by the Initial Purchasers (such reduced amount shall be referred to as the "Revised Loan Amount") and shall i) cancel the Notes issued to such Initial Purchasers at the Initial Closing; ii) repay the difference between such Initial Purchaser's Individual Loan Amount and the portion of the Revised Loan Amount attributable to such Initial Purchaser; and iii) issue and deliver convertible promissory notes for the Revised Loan Amounts in substantially the form previously provided to such Initial Purchasers, such that the total outstanding principal of the Notes as of each Subsequent Closing shall not exceed $850,000. The Initial Purchasers shall surrender the Warrants issued at the Initial Closing, and shall receive new Warrants reflecting the Revised Loan Amount, as provided in Section
1.2. If the Company is unable to obtain the requisite approval of its stockholders to borrow $850,000, as required by Section 2.6 of the Company's Amended and Restated Investor Rights Agreement, then the amount to be borrowed under the Bridge Loan shall not exceed $500,000, and each participating Purchaser's Individual Loan Amount shall be reduced proportionately in the manner provided herein.

6.      MISCELLANEOUS

        6.1 BINDING AGREEMENT. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

        6.2 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents, made and to be performed entirely within the State of California.

        6.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        6.4 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

        6.5 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at 5673 W. Las Positas Blvd., Suite 218, Pleasanton, CA 94588 and to Purchaser at the address set forth on the Schedule of Purchasers attached hereto or at such other address as the Company or Purchaser may designate by ten (10) days advance written notice to the other parties hereto.

        6.6 MODIFICATION; WAIVER. No modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and approved by the Company and the Purchasers of a majority in interest of the outstanding Loan Amount.

        6.7 ENTIRE AGREEMENT. This Agreement and the Exhibits hereto constitute the full and entire understanding and. agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

        6.8 EXPENSES. The Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of the Agreement and shall reimburse the reasonable fees and expenses of Brobeck, Phleger & Harrison LLP, (fees not to exceed $6,000) incurred in connection with the negotiation, execution and delivery of this Agreement.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties have executed this NOTE AND WARRANT PURCHASE Agreement as of the date first written above.



                                   COMPANY:

                                   SANARUS MEDICAL, INC.



                                   By:           /s/ Glenn Foy
                                      ------------------------------------------
                                          Glenn Foy
                                          President and Chief Executive Officer



                                   PURCHASER(S):


                                   ENDOCARE, INC.



                                   By:       /s/ William R. Hughes
                                      ------------------------------------------

                                   Name:         William R. Hughes
                                        ----------------------------------------

                                   Title:        SVP & CFO
                                         ---------------------------------------


                                   TECHNOLOGY FUNDING PARTNERS III, L.P.
                                   TECHNOLOGY FUNDING VENTURE PARTNERS IV,
                                   AN AGGRESSIVE GROWTH FUND, L.P.



                                   By:    Technology Funding Inc.,
                                          Managing General Partner



                                   By:       /s/ Michelle Lockwood
                                      ------------------------------------------

                                   Name:         Michelle Lockwood
                                        ----------------------------------------

                                   Title:        Vice President
                                         ---------------------------------------

                             SCHEDULES AND EXHIBITS



Schedule of Purchasers

Exhibit A: Form of Convertible Promissory Note

Exhibit B: Form of Warrant

                             SCHEDULE OF PURCHASERS




           NAME & ADDRESS                          LOAN AMOUNT           AGGREGATE
           --------------                          -----------            WARRANT
                                                                      PURCHASE PRICE
                                                                      --------------
Endocare, Inc.                                   $   250,000.00           250.00
7 Studebaker
Irvine, CA 92618
Attn: William Hughes

Technology Funding Partners III, L.P.                195,000.00           195.00
2000 Alameda de Las Pulgas
Suite 250
San Mateo, CA 94403
Attn: Peter Bernardoni

Technology Funding Venture Partners IV,               55,000.00            55.00
L.P., an Aggressive Growth Fund
2000 Alameda de Las Pulgas
Suite 250
San Mateo, CA 94403
Attn: Peter Bernardoni

TOTAL                                            $   500,000.00       $   500.00
                                                 --------------       ----------

THIS CONVERTIBLE PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION MAY BE EFFECTED EXCEPT IN COMPLIANCE WITH RULE 144 UNDER SAID ACT OR AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.



                           CONVERTIBLE PROMISSORY NOTE


$250,000.00                                                       April 20, 2001
                                                          Pleasanton, California


        For value received SANARUS MEDICAL, INC., a Delaware corporation ("PAYOR") promises to pay to ENDOCARE, INC. or its assigns ("HOLDER") the principal sum of $250,000 with interest on the outstanding principal amount at the rate of 8% per annum, compounded annually based on a 365-day year. Interest shall commence with the date hereof and shall continue on the outstanding principal until paid in full.

        1. This note (the "NOTE") is issued as part of a series of similar notes (collectively, the "NOTES") to be issued pursuant to the terms of that certain Note and Warrant Purchase Agreement (the "AGREEMENT") of even date herewith to the persons listed on the Schedule of Purchasers thereof (collectively, the "HOLDERS").

        2. All payments of interest and principal shall be in lawful money of the United States of America and shall be made pro rata among all Holders. All payments shall be applied first to accrued interest, and thereafter to principal.

        3. In the event that Payor issues and sells shares of its Series B Preferred Stock (the "Series B Stock") to investors (the "Investors") on or before 180 days (the "Maturity Date"), then the outstanding principal balance of this Note shall automatically convert in whole without any further action by the Holders into the Series B Stock at a conversion price equal to the price per share paid by the Investors purchasing the Series B Stock on the same terms and conditions as given to the Investors. Any unpaid accrued interest on this Note shall be paid to the Holder in cash at the time of such conversion.

        4. Unless this Note has been converted in accordance with the terms of
Section 3 above, or repaid in accordance with Section 5.1 of the Agreement, the entire outstanding principal balance and all unpaid accrued interest shall become fully due and payable on the Maturity Date.

        5. In the event of any default hereunder, Payor shall pay all reasonable attorneys' fees and court costs incurred by Holder in enforcing and collecting this Note.

        6. Payor hereby waives demand, notice, presentment, protest and notice of dishonor.

        7. The terms of this Note shall be construed in accordance with the laws of the State of California, as applied to contracts entered into by California residents within the State of California, and to be performed entirely within the State of California.

        8. Any term of this Note may be amended or waived with the written consent of Payor and Holders of a majority in interest of the outstanding. principal amount of all Notes, as provided in the Note and Warrant Purchase Agreement. Holder acknowledges that because this Note may be amended with the consent of such majority in interest of the outstanding principal amount of the Notes, Holder's rights hereunder (including, without limitation, Holder's right to receive principal and interest as due) may be amended or waived without Holder's consent.



                                     SANARUS MEDICAL, INC



                                     By:
                                         ---------------------------------------
                                           Glenn Foy
                                           President and Chief Executive Officer

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.



                              SANARUS MEDICAL, INC.

                  WARRANT TO PURCHASE SERIES B PREFERRED STOCK

NO. PBW-1                                                         APRIL 20, 2001

                            VOID AFTER APRIL 20, 2006

        THIS CERTIFIES THAT, for value received, ENDOCARE, INC. or its assigns (the "Holder"), is entitled to subscribe for and purchase at the Exercise Price (defined below) from SANARUS MEDICAL, INC., a Delaware corporation, with its principal office at 5673 W. Las Positas Blvd., Suite 218, Pleasanton, CA 94588 (the "Company") of shares of the Series B Preferred Stock (the "Preferred Stock") of the Company having an aggregate Exercise Price of Sixty-Two Thousand Five Hundred Dollars ($62,500) (the "Aggregate Exercise Price").

        Immediately prior to the closing of the Company's initial public offering, this warrant shall become exercisable for that number of shares of Common Stock of the Company into which the shares of Preferred Stock issuable under this warrant would then be convertible, so long as such shares, if this warrant has been exercised prior to such offering, would have been converted into shares of the Company's Common Stock pursuant to the automatic conversion provisions (or otherwise) of the Company's Certificate of Incorporation.

        In the event that the Company has not sold and issued shares of Series B Preferred Stock (the "Financing") within 6 months of the date of this Warrant, this Warrant shall immediately become a Warrant to purchase the number of shares of the Company's Series A Preferred Stock equal to i) the Aggregate Exercise Price, divided by ii) $1.50, exercisable upon the terms and conditions set forth herein. The issuance of shares of Series A Preferred Stock pursuant to such warrant shall be conditioned on the Company's ability to obtain the necessary stockholder approval to amend the Company's Certificate of Incorporation to authorize such additional number of shares of Series A Preferred Stock as may be necessary for conversion of the warrant. If a Financing has not occurred on or before the date six months following the Effective Date or if, at any time before such date, the Company has reason to believe such Financing is not likely occur, the Company shall immediately use its reasonable best efforts to promptly obtain such stockholder approval and shall execute and deliver such documents and instruments, and do such acts and things necessary in order to promptly effect such amendment to the Certificate of Incorporation.

        1. DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

           (a) "Exercise Period" shall mean the period commencing with the date hereof and ending five years from the date hereof, unless sooner terminated as provided below.

           (b) "Exercise Price" shall mean the price per share at which the Company issues and sells shares of Preferred Stock in the Company's proposed Series B Preferred Stock Financing, subject to adjustment pursuant to Section 5 below. In the event that the Warrant shall convert into a Warrant to purchase Series A Preferred Stock, as described above, the "Exercise Price" shall be set at $1.50, subject to adjustment pursuant to Section 5, below.

           (c) "Exercise Shares" shall mean the shares of the Company's Preferred Stock issuable upon exercise of this Warrant.

        2. EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

           (a) An executed Notice of Exercise in the form attached hereto;

           (b) Payment of the Exercise Price either (i) in cash or by check, or
(ii) by cancellation of indebtedness; and

           (c) This Warrant.

        Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised.

        The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the, next succeeding date on which the stock transfer books are open.

        2.1 NET EXERCISE. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Company's Preferred Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of shares of Preferred Stock computed using the following formula:

                      X = Y (A-B)
                          -------
                             A

Where   X = the number of shares of Preferred Stock to be issued to the Holder

        Y = the number of shares of Preferred Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

        A = the fair market value of one share of the Company's Preferred Stock
            (at the date of such calculation)

        B = Exercise Price (as adjusted to the date of such calculation)

        For purposes of the above calculation, the fair market value of one share of Preferred Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that in the event that this Warrant is exercised pursuant to this Section 2.1 in connection with the Company's initial public offering of its Common Stock, the fair market value per share shall be the product of (i) the per share offering price to the public of the Company's initial public offering, and (ii) the number of shares of Common Stock into which each share of Preferred Stock is convertible at the time of such exercise.

        3. COVENANTS OF THE COMPANY.

           3.1 COVENANTS AS TO EXERCISE SHARES. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Preferred Stock to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of Preferred Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Preferred Stock to such number of shares as shall be sufficient for such purposes.

           3.2 NO IMPAIRMENT. Except and to the extent as waived or consented to by the Holder, the Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer-of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

           3.3 NOTICES OF RECORD DATE. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Company shall mail to the Holder, at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such second is to be taken for the purpose of such dividend or distribution.

        4. REPRESENTATIONS OF HOLDER.

           4.1 ACQUISITION OF WARRANT FOR PERSONAL ACCOUNT. The Holder represents and warrants that it is acquiring the Warrant solely for its account for investment and not with a view to or for sale or distribution of said Warrant or any part thereof The Holder also represents that the entire legal and beneficial interests of the Warrant and Exercise Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

           4.2 SECURITIES ARE NOT REGISTERED.

               (a) The Holder understands that the Warrant and the Exercise Shares have not been registered under the Securities Act of 1933, as amended (the "Act") on the basis that no distribution or public offering of the stock of the Company is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

               (b) The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The Holder recognizes that the Company has no obligation to register the Warrant or the Exercise Shares of the Company, or to comply with any exemption from such registration.

               (c) The Holder is aware that neither the Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations. Holder is aware that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company presently has no plans to satisfy these conditions in the foreseeable future.

           4.3 DISPOSITION OF WARRANT AND EXERCISE SHARES.

               (a) The Holder further agrees not to make any disposition of all or any part of the Warrant or Exercise Shares in any event unless and until:

                   (i) The Company shall have received a letter secured by the Holder from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition; or

                   (ii) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

                   (iii) The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, for the Holder to the effect that such disposition will not require registration of such Warrant or Exercise Shares under the Act or any applicable state securities laws.

               (b) The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:

        THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

        5. ADJUSTMENT OF EXERCISE PRICE. In the event of changes in the outstanding Preferred Stock of the Company by reason of stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment; provided, however, that such adjustment shall not be made with respect to, and this Warrant shall terminate if not exercised prior to, the events set forth in Section 7 below. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

        6. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share by such fraction.

        7. EARLY TERMINATION. In the event of, at any time during the Exercise Period, an initial public offering of securities of the Company registered under the Act, or any capital reorganization, or any reclassification of the capital stock of the Company (other than a change in par value or from par value to no par value or no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Company with or into another corporation (other than a merger solely to effect a reincorporation of the Company into another state), or the sale or other disposition of all or substantially all the properties and assets of the Company in its entirety to any other person, the Company shall provide to the Holder twenty (20) days advance written notice of such public offering, reorganization, reclassification, consolidation, merger or sale or other disposition of the Company's assets, and this Warrant shall terminate unless exercised prior to the date such public offering is closed or the occurrence of such reorganization, reclassification, consolidation, merger or sale or other disposition of the Company's assets.

        8. MARKET STAND-OFF AGREEMENT. Holder shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by Holder, for a period of time specified by the managing underwriter(s) (not to exceed one hundred eighty (180 days) following the effective date of a registration statement of the Company filed under the Securities Act of 1933. Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the managing underwriter(s) which are consistent with the foregoing or which are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to such Common Stock (or other securities) until the end of such period. The underwriters of the Company's stock are intended third party beneficiaries of this Section 8 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

        9. NO STOCKHOLDER RIGHTS. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

        10. TRANSFER OF WARRANT. Subject to applicable laws and the restriction on transfer set forth on the first page of this Warrant, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder. The transferee shall sign an investment letter in form and substance satisfactory to the Company.

        11. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

        12. NOTICES, ETC. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address listed on the signature page and to Holder at 7 Studebaker, Irvine, CA 92618 or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other parties hereto.

        13. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

        14. GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of California.

        IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of April 20, 2001.



                                    SANARUS MEDICAL, INC.



                                    By:
                                        ----------------------------------------
                                           Glenn Foy
                                           President and Chief Executive Officer

                                    Address:   Sanarus Medical, Inc.
                                               5673 W. Las Positas Blvd.
                                               Pleasanton, CA 94588

                               NOTICE OF EXERCISE


TO: SANARUS MEDICAL, INC.

        (1) [ ] The undersigned hereby elects to purchase _________ shares of the Series _______ Preferred Stock of SANARUS MEDICAL, INC. (the "Company") pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

            [ ] The undersigned hereby elects to purchase _________ shares of the Series _______ Preferred Stock of SANARUS MEDICAL, INC. (the "Company") pursuant to the terms of the net exercise provisions set forth in Section 2.1 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

        (2) Please issue a certificate or certificates representing said shares of Series ________ Preferred Stock in the name of the undersigned or in such other name as is specified below:



                             -----------------------
                                     (Name)

                             -----------------------

                             -----------------------
                                    (Address)

        (3) The undersigned represents that (i) the aforesaid shares of Series _____ Preferred Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned's own interests; (iv) the undersigned understands that the shares of Series _____ Preferred Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid shares of Series _____ Preferred Stock may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company and the

Company has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Series ______ Preferred Stock unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.



------------------------------------      --------------------------------------
(Date)                                    (Signature)


                                          --------------------------------------
                                          (Print name)

                                 ASSIGNMENT FORM


                      (To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

        FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:___________________________________________________________________________
                                 (Please Print)

Address:________________________________________________________________________
                                 (Please Print)

Dated: ______________________, 20___

Holder's
Signature: ____________________________________

Holder's
Address: ______________________________________



NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.




                                       3